Convertible Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Convertible Debt
11. CONVERTIBLE DEBT

a)	Silicon Valley Bank
On June 21, 2021, the Company entered into a contingent convertible debt agreement (the “Debt Agreement”) with SVB and concurrently drew down, in full, the CDN$10,000,000 principal amount under the Debt Agreement.
The Debt Agreement had a term of 36 months (or 48 months at SVB’s election) and accrued interest at the greater of 2.45% and the Canadian prime rate, requiring monthly interest payments. An additional payment in kind accrued interest at a rate of 7% per annum, which was partially settled at maturity. During the year ended December 31, 2024, the Canadian prime rate ranged from 5.45% - 7.20%. During the year ended December 31, 2023, the Canadian prime rate ranged from 6.45% - 7.20%.

a)	Silicon Valley Bank (continued)
On June 21, 2024, the loan under the Debt Agreement matured and a portion of the balance of $4,494,795 (
CDN$6,161,016
) was paid to SVB representing principal and interest. On September 11, 2024, the remaining balance of $4,580,018 (CDN$6,204,092) was paid to SVB representing the remaining principal and interest. This payment extinguished the liability the Company had with SVB.
The convertible debt balance is comprised of the following:

Balance - December 31, 2022	$8,741,996
Accrued interest	1,162,773
Interest paid	(591,170)
Change in fair value	836,595
Foreign exchange	185,809

Balance - December 31, 2023	$10,336,003
Accrued interest	601,637
Interest paid	(360,040)
Change in fair value	(1,200,541)
Loan repayment	(9,074,813)
Foreign exchange	(302,246)

Balance – December 31, 2024	$—

b)	Yabema Capital Limited
On August 1, 2024, the
C
ompany entered into a new CDN$12 million convertible debt facility (the “Convertible Debt Facility”). Under the Convertible Debt Facility, Yabema Capital Limited and other current Eupraxia shareholders (together, the “Lenders”) made available for drawdown an aggregate amount of CDN$12 million for a period of 120 days following entry into the agreement
.
The Convertible Debt Facility was to mature 24 months from August 1, 2024 (the closing date) and could be extended for an additional 12 months at the Lenders’ option. The decision to draw on the facility within 120 days of closing was at the discretion of Eupraxia and was subject to the full and final release of the Debt Agreement.
The aggregate unpaid principal amount and any accrued and unpaid interest thereon would be convertible at the discretion of the lenders into Eupraxia common shares at a conversion price equal to CDN$4.84375 per common share.
The Company granted the Lenders a security interest in all of its assets, excluding its patents and other intellectual property.
As a result of the closing of the Convertible Preferred Share Offering, on October 31, 2024 (see Note 12 – Convertible Preferred Shares), the Company entered into a Termination and Release Agreement with the Lenders to terminate the Convertible Debt Facility and discharge all security interests (the “Termination Agreement”). Commitment fees of
$355,582 (CDN$480,000)
have been included in the Consolidated Statement of Operations and Comprehensive Loss.